Exhibit 99.3

* November 20, 2012 Hertz Acquisition of Dollar Thrifty Overview

* Forward-Looking Statements This communication contains “forward-looking statements”. Examples of forward-looking statements include information concerning Hertz’s outlook, anticipated revenues and results of operations, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that Hertz has made in light of its experience in the industry as well as their perceptions of historical trends, current conditions, expected future developments and other factors that Hertz believes are appropriate in these circumstances. We believe these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and our actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative.   Among other items, such factors could include: the risk that expected synergies, operational efficiencies and cost savings from a Dollar Thrifty acquisition may not be fully realized or realized within the expected time frame; the risk that unexpected costs will be incurred in connection with the proposed Dollar Thrifty transaction; the retention of certain key employees of Dollar Thrifty may be difficult; and the operational and profitability impact of divestitures required to be undertaken to secure regulatory approval for an acquisition of Dollar Thrifty. Additional information concerning these and other factors can be found in Hertz’s filings and Dollar Thrifty’s filings with the Securities and Exchange Commission, including Hertz’s and Dollar Thrifty’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.   Hertz therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to Hertz or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Hertz undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

* Anticipated Operational Impact of Divestitures Hertz brand will continue to operate at all airports, where it currently operates today Hertz anticipates maintaining all three brands (Hertz, Dollar and Thrifty) on airport at 4 of the 26 impacted airports Hertz anticipates that one brand (Dollar or Thrifty) will be displaced at 15 of the impacted airports Hertz anticipates that both Dollar & Thrifty brands will be displaced at only 7 airports Hertz intends to continue operating any Dollar or Thrifty displaced brand off airport until we are able to bid on a new concession agreement on airport

* FTC Consent Decree Requirements Brand Divestiture # Locations to be Divested Assets Buyer Deadline Options U.S. Advantage Locations YES (Advantage) 56 Airport concessions (35), busses, vehicle sublease Adreca** 12/12/2012 No Dollar or Thrifty divestitures required Initial Airport Locations NO 13 Dollar or Thrifty, or joint Dollar/Thrifty concession agreements; MAG* support; busses, vehicle sublease Adreca 2/15/13 Obtain new concessions for Advantage; Subdivide an existing concession agreement to share counter with Advantage; Transfer Dollar or Thrifty counter to Advantage, move displaced brand(s) off airport, then re-bid concessions when allowed by FTC Secondary Airport Locations NO 13 Dollar or Thrifty, or joint Dollar/Thrifty concession agreement; MAG* support Adreca - 30 day exclusive first look; Other acceptable buyer(s) Hertz will operate locations until divested; Hertz has 60 days to market assets; Thereafter, FTC- designated Trustee has 12 mos. to divest any remaining assets Obtain new concessions for buyer; Subdivide an existing concession agreement to share counter with buyer; Transfer Dollar or Thrifty counter to buyer, move displaced brand(s) off airport, then re-bid concessions asap EU Advantage Locations Advantage stores to be rebranded 0 N/A N/A N/A N/A Hertz Locations NO 0 N/A N/A N/A N/A *MAG - Airports' Minimum Annual Guarantee Requirement **Subsidiary of Macquarie Capital, operated by Franchise Services of N.A. Inc.

* FTC Consent Decree Requirements Brand Divestiture # Locations to be Divested Assets Buyer Deadline Options U.S. Advantage Locations YES (Advantage) 56 Airport concessions (35), busses, vehicle sublease Adreca** 12/12/2012 No Dollar or Thrifty divestitures required Initial Airport Locations NO 13 Dollar or Thrifty, or joint Dollar/Thrifty concession agreements; MAG* support; busses, vehicle sublease Adreca 2/15/13 Obtain new concessions for Advantage; Subdivide an existing concession agreement to share counter with Advantage; Transfer Dollar or Thrifty counter to Advantage, move displaced brand(s) off airport, then re-bid concessions when allowed by FTC Secondary Airport Locations NO 13 Dollar or Thrifty, or joint Dollar/Thrifty concession agreement; MAG* support Adreca - 30 day exclusive first look; Other acceptable buyer(s) Hertz will operate locations until divested; Hertz has 60 days to market assets; Thereafter, FTC-designated Trustee has 12 mos. to divest any remaining assets Obtain new concessions for buyer; Subdivide an existing concession agreement to share counter with buyer; Transfer Dollar or Thrifty counter to buyer, move displaced brand(s) off airport, then re-bid concessions asap EU Advantage Locations Advantage stores to be rebranded 0 N/A N/A N/A N/A Hertz Locations NO 0 N/A N/A N/A N/A *MAG - Airports' Minimum Annual Guarantee Requirement **Subsidiary of Macquarie Capital, operated by Franchise Services of N.A. Inc.

* Anticipated Financial Impact of Divestitures Advantage divestiture of ~$30 million EBITDA Difficult to estimate potential revenue leakage of Initial and Secondary airport location divestitures Exact amount depends on remedy at each airport Where we are able to keep all three brands on-airport, there won't be any leakage Where we operate displaced brand(s) off-airport, expect to keep a significant amount of that revenue Will also try to direct some revenue to brand(s) remaining on airport Temporary loss of EBITDA does not materially impact valuation paid for DTG

* Worldwide By the Numbers… LTM* Corporate Revenue $7.4B $1.6B (60% Dollar/40% Thrifty) $8.8B $10.1B 2011 Franchise Revenue $3.7B $700M  $4.4B $4.4B Avg. Corp. RAC Fleet Units* 638,400 113,800 733,000 733,000 LTM* Corporate EBITDA $1.1B $327M $1.4B $1.8B Total Rental Car Locations 8,800 1,580 10,324 10,324 Employees 27,200 5,900 32,500 38,300 Markets Served Premium Commercial & Leisure, Insurance Replacement, Leasing, Monthly/Hourly car rental Mid-tier Value Leisure Serving all segments of rental car market Worldwide rental car and equipment rental U.S. Airport Market Share 26% 11% * LTM 9/30/12 ** Calculated as Hertz RAC plus DTG, less Advantage (as reported) *** Calculated as HGH (which includes equipment rental) plus DTG, less Advantage (as reported) Combined WWRAC** Total Hertz+DTG*** Worldwide Rental Car

* Global service capabilities exist through an ever-expanding international franchise network Serves value-conscious travelers in over 80 countries since 1950 Plan to convert Advantage locations in Europe to Thrifty brand Dollar Thrifty – A Growing International Presence Franchise Locations

* Strategic Benefits and Synergies Multiple strategic options to address corporate and leisure business Instant scale in mid-tier value segment: known brand, airport infrastructure U.S. airport leisure business as % of HTZ WW RAC revenue to significantly increase Leverage Thrifty’s global brand strength by expanding internationally Faster and more certain strategy than growing Advantage organically At least $160 mm total annual run-rate cost synergies + sales growth opportunities Higher productivity & efficiency from shared assets Eliminate duplicate functions Economies of scale Integrate Lean/Six Sigma culture Expand value brand in EU Extend travel partnerships Strategic Benefits Significant Synergy Potential Expect 100% of Cost Synergies Achieved Over 24 Months Fleet 41% Other Efficiencies 29% Procurement 10%